Second Quarter 2024   Investor Presentation FUELING DISRUPTIVE TECHNOLOGIES. REVOLUTIONIZING THE FUTURE.

FORWARD-LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

COMPANY OVERVIEW

TRINITY CAPITAL OVERVIEW

Diversified financial solutions to growth-stage companies | NASDAQ – TRIN, TRINL, TRINZ, TRINI

15-YEAR TRACK RECORD(1)	MARKET CAP / DIVIDEND YIELD	PORTFOLIO(4)	LIQUIDITY(4)
$3.4B Fundings	$751.5M Market Cap(3)	$1,002.6M Secured Loans 70 Companies	$141.4M Available Liquidity(6)
350 Investments	$13.12 NAV per share(4)	$332.6M Equipment Financings 32 Companies	BBB, BBB(low) Investment Ratings(7)
200 Exits	14.4% Annualized Dividend Yield(5)	$89.6M Equity & Warrants 96 Companies	114% Debt-to-Equity
$1.7B Assets Under Management(2)			

(1) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through June 30, 2024. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company.
(2) Includes the fair value of assets managed by Trinity Capital through the JV, EPT 16, and the RIA as of June 30, 2024.
(3) Based on the closing price of TRIN of $14.08 on August 6, 2024.
(4) As of June 30, 2024.
(5) Annualized based on the $0.51 dividend per share declared for Q2 2024 and a closing stock price of $14.14 on June 28, 2024.
(6) Includes $46.1 million of cash and cash equivalents and $95.3 million of available borrowing capacity on our KeyBank Credit Facility.
(7) Credit ratings assigned by Egan-Jones Ratings Company and Morningstar DBRS, respectively, which are independent, unaffiliated rating agencies. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time.

TRINITY CAPITAL

© 2024 Trinity Capital Inc.
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THE TRINITY PLATFORM Unique internal management structure and capitalization diversification fortifies the TRIN platform and produces enhanced value proposition Additional liquidity Fee and interest income Incremental returns Co-investment opportunities TRINITY CAPITAL (NASDAQ: TRIN) Internally Managed BDC Tech Lending | Equipment Financing | Life Sciences | Warehouse Lending | Sponsor Finance Senior Credit Corp 2022 LLC (Joint Venture) Co-investment vehicle owned 12.5% by TRIN. $235M AUM, as of June 30, 2024. Potential Private Vehicles (private funds, BDCs, SMAs, JVs) EPT 16 LLC (Private Fund advised by RIA) EPT 16 is a private co-investment fund intended to convert to a private BDC (pending SEC exemptive relief). Trinity Capital Adviser (Registered Investment Adviser “RIA”) Trinity’s wholly owned RIA generates management and incentive fees by advising private funds. Benefits to TRIN Shareholders

We understand the growth-stage world and provide more than money to our portfolio company partners Deep Operating Experience Highly experienced executive team with startup experience Decades of in-depth high-tech experience Numerous U.S. and international patents issued Robust & Scalable Platform Robust and scalable systems for origination, underwriting and monitoring Separation of origination, underwriting and portfolio management duties aids “positive feedback” loop 83 dedicated professionals with a unique culture built over 15+ years WHY IS TRINITY DIFFERENT Diversified Financial Solutions Diversified solutions including term loans, equipment financing and asset-based lending Runway extension to augment institutional equity funding Strong portfolio diversification

Multiple shared portfolio companies with top venture capital firms We have established intercreditor agreements with the banks Combining with bank debt results in a lower blended cost to our customers Relationships with top market share banks catering to majority of VC-backed companies ENTRENCHED INDUSTRY RELATIONSHIPS

Investor Syndicate Revenue & Gross Margins Business Model Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through June 30, 2024. Past performance is not indicative of future results. Investment results may vary significantly over any given time period. FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start-up Experience BOD Make-up Fund Vintage & Dry Capital Collateral Cash Life UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 26 bps, which is more than offset by realized gains on warrant and equity investments(1)

Term Loans Select Examples SECURED TERM LOANS 01 SECURED LOANS Lien on all assets including IP 02 BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity 03 STILL BURNING CASH Companies in growth mode and still burning cash Axiom Space is developing the world’s first commercial space station. Investor Syndicate C5 Capital, TQS Advisors, Declaration Partners, Boryung Pharma, Aljazira Capital Use of Loan General corporate purposes Whoop has developed a wearable device intended to provide personalized insights to improve overall fitness and wellness. Investor Syndicate Softbank, Foundry Group, IVP, Two Sigma Ventures Use of Loan Extension of runway

Equipment Financings Select Examples 02 EQUIPMENT FINANCINGS 01 COMPANIES WITH CAPEX REQUIREMENTS Mission-critical hard assets JUST-IN-TIME CAPITAL Available as needed to meet growing equipment needs 03 INDUSTRY AGNOSTIC Athletic Brewing brews high-quality, great-tasting non-alcoholic craft beer. Investor Syndicate Alliance Consumer Growth, TRB Advisors, Keurig Dr Pepper Use of Equipment Financing New brewery build out with beverage canning lines and fermenting tanks Rocket Lab is a company delivering launch services, spacecraft design services, spacecraft components, manufacturing and on-orbit management solutions. Investor Syndicate Blackrock, Deer Management, Vanguard Use of Equipment Financing Develop and produce rockets, equipment and design services for launch services, space vehicles.

FINANCIAL HIGHLIGHTS

All unfunded commitments are conditional, subject to additional lending provisions, and generally dependent upon the portfolio company reaching certain milestones before the commitment becomes available. Includes the fair value of assets managed by Trinity Capital through the JV, EPT 16, and the RIA as of June 30, 2024. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from the JV, and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. Total Investment Income of $54.6M Net Investment Income (“NII”) of $26.7M Net Interest Margin (“NIM”) of 12.2% NII per share of $0.53 provides 103.9% of regular distribution coverage Consistent second quarter regular dividend distribution of $0.51 per share Robust Earnings Total Debt Investments (at cost): $1,374.7M Total Investments (at cost): $1,470.4M Total Platform Assets Under Management(2) (at fair value): $1,742.2M Effective Yield(3): 16.0% Core Yield(4): 14.7% Debt & equity commitments in 2Q24: $289.3M Debt & equity fundings in 2Q24: $230.6M Unfunded commitments(1) as of 6/30/2024: $436.1M Term sheets signed as of 6/30/2024: $360.8M Q2 2024 HIGHLIGHTS Leading Originations Platform Portfolio Assets

Net Investment Income covered regular dividend by 103.9% in 2Q24 Eighteenth consecutive consistent or increased regular dividend 14.4% annualized total dividend yield(1) SOLID SHAREHOLDER RETURNS Annualized based on the $0.51 dividend per share declared for Q2 2024 and a closing stock price of $14.14 on June 28, 2024.

For the three months ended For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 06/30/2024 03/31/2024 12/31/2023 09/30/2023 06/30/2023 Total Investment Income $ 54,641 $ 50,453 $ 47,834 $ 46,438 $ 46,045 Interest expense and other debt financing costs 13,885 12,144 10,446 10,783 11,985 Compensation and benefits 9,944 9,864 8,434 8,693 8,350 General and administrative(1) 4,069 3,288 3,887 3,556 3,613 Total Operating Expenses 27,898 25,296 22,767 23,032 23,948 Net Investment Income (NII) 26,743 25,157 25,067 23,406 22,097 Net Realized Gain / (Loss) from Investments (6,488) 1,351 773 (1,868) (26,611) Net Change in Unrealized Appreciation / (Depreciation) from Investments 10,573 (12,000) (8,136) (4,717) 24,396 Net Increase (Decrease) in Net Assets from Operations $ 30,828 $ 14,508 $ 17,704 $ 16,821 $ 19,882 Net Investment Income (NII) per Share – Basic $0.53 $0.54 $0.57 $0.58 $0.61 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $0.61 $0.31 $0.40 $0.42 $0.55 Weighted Average Shares Outstanding – Basic 50,162 46,748 44,308 40,119 36,025 QUARTERLY INCOME STATEMENT General and administrative expenses include excise tax expense.

INCOME SOURCE & PORTFOLIO YIELD TRENDS Strong Yields Produce Solid Investment Income Includes fees and dividend income earned from the JV. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from the JV, and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. (2) (3) (1)

NII RETURNS AND USE OF LEVERAGE Delivering strong returns through effective use of leverage NII return on average assets (ROAA) is calculated as NII divided by average assets for the quarterly period, annualized. NII return on average equity (ROAE) is calculated as NII divided by average net assets for the quarterly period, annualized. Leverage ratio is calculated as outstanding principal of borrowings divided by net assets as of the end of the quarterly period.

NET INVESTMENT INCOME (NII) PER SHARE BRIDGE Includes the impact of share activity and equity incentive plans. (1)

For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 06/30/2024 03/31/2024 12/31/2023 09/30/2023 06/30/2023 Assets Total investments at fair value $ 1,424,815 $ 1,363,862 $ 1,275,180 $ 1,116,552 $ 1,148,018 Cash and cash equivalents 46,102 11,967 4,761 7,230 12,268 Interest receivable 13,976 13,312 11,206 10,920 12,117 Other assets 20,534 20,551 19,835 16,224 16,680 Total Assets $ 1,505,427 $ 1,409,692 $ 1,310,982 $ 1,150,926 $ 1,189,083 Liabilities KeyBank Credit Facility $ 254,700 $ 190,000 $ 213,000 $ 100,000 $ 232,000 2025 Notes, net of unamortized deferred financing cost 151,452 180,969 180,485 180,002 179,519 August 2026 Notes, net of unamortized deferred financing cost 123,762 123,618 123,474 123,330 123,186 March 2029 Notes, net of unamortized deferred financing cost 111,782 111,809 -- -- -- December 2026 Notes, net of unamortized deferred financing cost 74,085 73,992 73,898 73,805 73,712 Convertible Notes, net of unamortized deferred financing cost and discount 49,076 48,916 48,757 48,597 48,437 Distribution payable 26,443 24,808 23,162 23,353 19,432 Security deposits 11,169 11,114 12,287 14,464 14,986 Accounts payable, accrued expenses, and other liabilities 22,919 18,150 24,760 17,912 15,816 Total Liabilities $ 825,388 $ 783,376 $ 699,823 $ 581,463 $ 707,088 Net Assets $ 680,039 $ 626,316 $ 611,159 $ 569,463 $ 481,995 Shares outstanding 51,849 48,643 46,324 43,247 36,665 Net Assets per Share (NAV per share) $13.12 $12.88 $13.19 $13.17 $13.15 QUARTERLY BALANCE SHEET

Includes the impact of share activity and equity incentive plans. NET ASSET VALUE (NAV) PER SHARE BRIDGE Earnings and Distributions Investment Portfolio Performance Share Impact(1)

DEBT CAPITAL STRUCTURE

Diversified Borrowings ($ in millions) as of June 30, 2024

Funding Source	Debt Commitment	Outstanding Principal	Undrawn Commitment	Stated Maturity	Interest Rate
Notes:					
2025 Unsecured Notes(1)	$152.5	$152.5	-	January 16, 2025(2)	7.00%
Convertible Notes	$50.0	$50.0	-	December 11, 2025	6.00%
August 2026 Unsecured Notes	$125.0	$125.0	-	August 24, 2026	4.375%
December 2026 Unsecured Notes	$75.0	$75.0	-	December 15, 2026	4.25%
March 2029 Unsecured Notes(3)	$115.0	$115.0	-	March 30, 2029(4)	7.875%
Bank Facility:					
KeyBank Credit Facility	$400.0(5)	$254.7	$95.3(5)	October 27, 2026	Adjusted Term SOFR + 2.85% to 3.25%

(1) The 2025 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol "TRINL."
(2) Callable at par, in whole or in part, at any time on or after January 16, 2023. On May 17, 2024, the Company redeemed $30.0 million in aggregate principal amount of the then outstanding 2025 Notes. Following this redemption, the remaining aggregate principal amount outstanding of such notes is $152.5 million.
(3) The March 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol "TRINZ."
(4) Callable at par, in whole or in part, at any time on or after March 30, 2026.
(5) Represents maximum facility amount of which $350.0 million is available as of June 30, 2024. On August 2, 2024, the Company increased the facility to $690.0 million, of which $440.0 million is available.

TRINITY CAPITAL

© 2024 Trinity Capital Inc.
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PORTFOLIO HIGHLIGHTS

PORTFOLIO DIVERSIFICATION Diversified across investment type, transaction size, industry and geography Based on fair market value as of June 30, 2024. Includes debt investments only. Consists of the fair value of our investments in the JV, EPT 16, and the RIA as of June 30, 2024. The portfolio companies held within the multi-sector holdings investment portfolio represent a diverse set of geographic regions generally consistent with those in which we invest directly. Investment Type(1) Transaction Size(1)(2) Industry Type(1) Geographic Allocation(1) International 2.0% Multi-Sector Holdings(3) 1.6% 28.7% 11.0% 5.0% 13.0% 6.8% 31.9%

Based on outstanding principal. Based on fair market value. Mix of fixed and floating rate investments Strong asset diversification PORTFOLIO TRENDS

2Q24 1Q24 4Q23 3Q23 2Q23 Very Strong Performance (4.0 – 5.0) $70,183 5.3% $56,991 4.5% $40,584 3.3% $34,728 3.3% $8,758 0.8% Strong Performance (3.0 – 3.9) $306,187 23.1% $275,106 21.5% $277,867 22.9% $225,408 21.3% $272,933 25.0% Performing (2.0 – 2.9) $886,030 67.0% $875,950 68.5% $805,730 66.3% $740,097 70.1% $762,695 69.7% Watch (1.6– 1.9) $53,449 4.0% $65,410 5.1% $56,740 4.7% $38,584 3.6% $34,410 3.1% Default/Workout (1.0 – 1.5) $8,035 0.6% $5,539 0.4% $33,452 2.8% $17,540 1.7% $15,216 1.4% Weighted Average 2.7 2.7 2.7 2.8 2.8 Credit Risk Rating of Debt investments at Fair Value, 2Q 2024 – 2Q 2023 ($ in thousands)(1) Consistent and Disciplined Underwriting Standards DISCIPLINED CREDIT RATING The total fair value of debt investments excludes our debt investment in the JV, which was $11.3 million as of June 30, 2024. (1)

INTEREST RATE SENSITIVITY 69.9% floating rate debt investment portfolio as of June 30, 2024(1) 33.0% floating rate borrowings as of June 30, 2024(2) Based on outstanding principal of debt investments. Based on outstanding principal of borrowings.

HYPOTHETICAL WARRANT UPSIDE Proceeds of $63.4 million (2X) Potential gain of $16.4 million or $0.32 per share Proceeds of $95.1 million (3X) Potential gain of $48.1 million or $0.93 per share Proceeds of $126.8 million (4X) Potential gain of $79.8 million or $1.54 per share 156 Warrant Positions in 102 Portfolio Companies GAAP fair value ~ $37.4 million GAAP cost ~ $30.5 million ~ $63.4 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 6/30/2024 Assume that only 50% of warrants will monetize Cost of exercised warrants is ~ $47.0 million Based on 51.8 million shares of common stock outstanding at 6/30/2024 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X For Illustration Purposes Only

Select List of Current & Historical Investments DIVERSIFIED PORTFOLIO

ANALYST COVERAGE

EXTENSIVE INDUSTRY ANALYST COVERAGE Followed by eight firms Paul Johnson (initiated coverage 2/23/2021) Finian O’Shea (initiated coverage 2/23/2021) Douglas Harter (initiated coverage 2/23/2021) Bryce Rowe (initiated coverage 9/16/2022) Casey Alexander (initiated coverage 2/23/2021) Christopher Nolan (initiated coverage 2/23/2021) Mitchell Penn (initiated coverage 5/3/2021) Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Matt Hurwit (initiated coverage 7/5/2023)

SUPPLEMENTAL INFORMATION

BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC regulated under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt-to-equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Must offer managerial assistance to portfolio companies Must distribute at least 90% of taxable income as dividend distributions to shareholders, subject to approval by Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income REGULATION & STRUCTURE

32 THANK YOU We look forward to our growing partnership. TRINITYCAP.COM